SECURITY AGREEMENT
                             ------------------

     THIS SECURITY AGREEMENT (the "Security Agreement") is entered into as of October 1, 2002, by and between CBL Acquisition Corp, a Utah corporation ("CBL"), Robert Stephen Scammell, as collateral agent for the Lenders described below ("Secured Party"), and Trinity Companies, Inc., a Utah corporation and parent corporation of CBL ("Trinity") for purposes of
Section 5 only.

                                  RECITALS
                                  --------

     A. Trinity, and CBL have entered into (i) an Agreement and Plan of Reorganization ("Agreement and Plan of Reorganization") with Competency Based Learning, Inc., a California corporation ("CBL-California"); (ii) a Stock Purchase Agreement with Brian Kennedy in respect of his shares of Competency Based Learning, Pty. Ltd. ACN 084 763 780, a registered company under the Corporations Law of South Australia ("CBL-AU"); and (iii) a Stock Purchase Agreement with Brian Kennedy ("Kennedy") and Robert Stephen Scammell ("Scammell")in respect of their shares of ACN 082 126 501 Pty. Ltd., a registered company under the Corporations Law of South Australia ("ACN-AU"), each dated as of an even date herewith (the "Purchase Agreements").

     B. CBL, as successor by merger with CBL-California, is indebted to Scammell and Kennedy (the "Lenders"), the founders of CBL-California, in the aggregate principal amount of USD $217,703.52 on account of prior advances of funds by them to CBL-California for general working capital purposes as evidenced by those certain Secured Promissory Notes dated as of an even date herewith (the "Shareholder Loans").

     C. Pursuant to the Purchase Agreements, CBL is indebted to Lenders pursuant to two, like Secured Convertible Promissory Notes both of even date herewith in the aggregate original principal amount of $1,000,000.00 (as amended, modified or otherwise supplemented from time to time, the "Notes").

     D. As security for its repayment obligations under the Shareholder Loans and the Notes and its indemnity obligations under the Agreement and Plan of Reorganization and the Purchase Agreements, CBL has agreed to grant to Secured Party, as agent for and for the ratable benefit of the Lenders, a continuing security interest in the Collateral described below.

     E. As additional collateral for such obligations, Trinity has agreed to grant to Secured Party, as agent for and for the ratable benefit of the Lenders, a continuing security interest in the Shares (as defined below).

     F. As additional security for its obligations under the Purchase Agreements and the Agreement and Plan of Reorganization, CBL has agreed to cause each of CBL-AU and ACN-AU to enter into a Deed of Charge and Guarantee and Indemnity with Kennedy and Scammell together with Kennedy, respectively (the "Australian Security Agreements")

          NOW, THEREFORE, to that end and in consideration of the premises, covenants and agreements set forth below, and the mutual benefits to be derived from this Security Agreement, and other good and valuable consideration, the parties hereto agree as follows:

          1. Security Interest. To secure the payment and performance of the "Obligations" (as defined below), CBL hereby transfers, conveys, assigns, and grants to Secured Party a continuing security interest in all right, title and interest of CBL in and to all of the following items, and all proceeds, and products therefrom and improvements and accessions thereto (hereinafter, collectively, the "Collateral"):

               (a) General Intangibles. All of CBL's General Intangibles, now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "General Intangibles" means any "general intangibles," as such term is defined in the UCC, including all personal property (including things in action) other than goods, accounts, chattel paper, documents, instruments, and money, and includes, but is not limited to, business records, deposit accounts, inventions, intellectual property, designs, patents, patent applications, trademarks, trademark applications, trademark registrations, service marks, service mark applications, service mark registrations, trade names, goodwill, technology, know-how, confidential information, trade secrets, customer lists, supplier lists, copyrights, copyright applications, copyright registrations, licenses, permits, franchises, tax refund claims, and any letters of credit, guarantee claims, security interests, or other security held by CBL to secure any "Accounts" (as hereinafter defined).

               (b) Accounts (including Accounts Receivable). All of CBL's Accounts, whether now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "Accounts" means any "account" and any "right to payment" as such terms are defined in the UCC, and any right of CBL to receive payment from another person or entity, including payment for goods sold or leased, or for services rendered, no matter how evidenced or arising, and regardless of whether yet earned by performance. It includes, but is not limited to, accounts, accounts receivable, contract rights, contracts receivable, purchase orders, notes, drafts, acceptances, all rights to payment earned or unearned under any contract and all rights incident to the contract, and other forms of obligations and receivables.

               (c) Inventory. All of CBL's Inventory, whether now owned or hereafter acquired, together with the products and proceeds therefrom and all packaging, manuals, and instructions related thereto. As used herein, the term "Inventory" means any "inventory," as such term is defined in the UCC, including all goods, merchandise, and personal property held for sale or leased or furnished or to be furnished under contracts of service, and all raw materials, work in process, or materials used or consumed in CBL's business, wherever located and whether in the possession of CBL, a warehouseman, a bailee, or any other person.

               (d) Equipment. All of CBL's Equipment, now owned or hereafter acquired, together with the products and proceeds therefrom, and all substitutes and replacements therefor. As used herein, the term "Equipment" means any "equipment" as such term is defined in the UCC, and includes all equipment, machinery, tools, office equipment, supplies, furnishings, furniture, or other items used or useful, directly or indirectly, in CBL's business, all accessions, attachments, and other additions thereto, all parts used in connection therewith, all packaging, manuals, and instructions related thereto, and all leasehold or equitable interests therein.

               (e) Goods. All of CBL's Goods (other than Inventory and Equipment), now owned or hereafter acquired, together with the products and proceeds therefrom, and all substitutes and replacements therefor. "Goods" means any "goods," as such term is defined in the UCC.

               (f) Fixtures. All of CBL's interest in and to all fixtures and furnishings, now owned or hereafter acquired, together with the products and proceeds therefrom, all substitutes and replacements therefor, all accessories, attachments, and other additions thereto, all tools, parts, and supplies used in connection therewith, and all packaging, manuals, and instructions related thereto, located on or attached to CBL's business premises

               (g) Chattel Paper, Documents and Instruments. All of CBL's right, title, and interest in any chattel paper, deposit accounts, investment property, documents, or instruments, as such terms are defined in the UCC, now owned or hereafter acquired or arising, or now or hereafter coming into the possession, control, or custody of either Trinity, CBL or Secured Party, together with all proceeds therefrom.

               (h) Records. All of CBL's computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning the Collateral.

          Notwithstanding anything to the contrary contained herein, "Collateral" shall not mean or include any personal property or other assets acquired by CBL after the date hereof in an acquisition of all or substantially all of the stock or assets of another entity, unless the parties hereto have expressly agreed to include such property as Collateral by a written amendment to this Agreement.

          2. Obligation. The security interest granted hereunder is given as security for the payment and performance of all indebtedness and obligations owed by CBL to Secured Party, as collateral agent, and Lenders, whether now existing or hereafter incurred, under or in connection with or evidenced by the Notes, the Shareholder Loans, the indemnity obligations of CBL and Trinity under Section 11 of the Agreement and Plan of Reorganization and Section 12 of the Purchase Agreements, and/or this Security Agreement, together with all extensions, modifications, or renewals of any of the foregoing, including, without limitation, all unpaid principal of the Notes, all interest accrued thereon, all fees and all other amounts payable by CBL to Secured Party, as collateral agent, and Lenders thereunder or in connection therewith (hereinafter referred to, collectively, as the "Obligations"). The interest of any Lender in the Collateral shall be on a parity with the interests of all other Lenders, and the interest of each Lender in the Collateral shall be ratable in the proportion that the aggregate indebtedness then outstanding and unpaid under the Note (and if applicable, Shareholder Loan) held by such Lender bears to the aggregate indebtedness then outstanding and unpaid under the Notes and Shareholder Loans held by all Lenders (except to the extent the Lenders agree to any other ratable interest therein). Any Lender holding any instruments, certificated investment property or other Collateral hereunder shall do so as agent for Secured Party and for the ratable benefit of all Lenders.

          3. Proceeds; UCC Terms. As used in this Security Agreement, the term "proceeds" means all proceeds and products of the Collateral and the Shares and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the Collateral or the Shares, all property received wholly or partly in trade or exchange for any of the Collateral or the Shares, all leases of any of the Collateral, and all rents, revenues, issues, profits, and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition, of any of the Collateral or any interest therein. As used in this Agreement, "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Utah; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the security interests of Secured Party on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Utah, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. Unless otherwise defined herein, terms that are defined in the UCC and used herein shall have the meanings given to them in the UCC.

          4. Title; Filing. CBL warrants that, (i) CBL is the owner of the Collateral free and clear of all liens, claims, and encumbrances except for Permitted Liens ("Permitted Liens") set forth on Exhibit A or, (ii) in the case of after-acquired Collateral, at the time CBL acquires rights in the Collateral, will be the owner thereof, free and clear of all liens, claims and encumbrances except for Permitted Liens. CBL covenants that so long as any portion of the Obligation remains unpaid, CBL will not execute or file a financing statement or security agreement covering the Collateral to anyone other than Secured Party, except with respect to Permitted Liens
or as unanimously approved by CBL's board of directors.   CBL will not
assign or pay over any of its Accounts or instruments evidencing the same to any person other than Secured Party, except for endorsements and deposits in the ordinary course of collection for CBL's account or as unanimously approved by CBL's board of directors. CBL agrees to sign and deliver one or more financing statements or supplements thereto or other instruments as Secured Party may from time to time require to comply with the Uniform Commercial Code or other applicable law to preserve, protect and enforce the security interest of Secured Party and to pay all costs of filing such statements or instruments. In connection with the foregoing, CBL authorizes Secured Party to prepare and file any financing statements describing the Collateral without otherwise obtaining CBL's signature or consent with respect to the filing of such financing statements. CBL will cooperate with Secured Party in obtaining control (as defined in the UCC) of Collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chatter paper, and will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party's security interest therein and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party. CBL will not create any chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest in the chattel paper.

          5. Pledged Stock. As further security for the prompt payment and performance of the Obligations, Trinity hereby pledges, assigns and grants a security interest to Secured Party, all of Trinity's right, title and interest in 1,000 shares of the Common Stock of CBL held by Trinity (the "Shares"), and all dividends and distributions that may hereafter be declared or paid upon the Shares, and any securities issued in subdivisions or combinations thereof or in substitution therefor, and all additional shares of stock of CBL from time to time acquired by Trinity in any manner, and the certificates representing such additional shares. Trinity represents and warrants that the Shares are all of the issued and outstanding shares of capital stock of CBL, and that Trinity owns the Shares free and clear of all liens, claims and encumbrances, and has full corporate power and authority to pledge the Shares to Secured Party hereunder. Trinity shall forthwith deliver to Secured Party any and all such dividends, distributions and securities with respect to the Shares, and any and all additional Shares or other securities representing the capital stock of CBL or any interest thereon or right to subscribe therefore, all to be held in accordance with terms of this Agreement. In furtherance of this pledge, Trinity has delivered to Secured Party a duly executed stock power with respect to the Shares and a certificate for the Shares. Unless an Event of Default shall have occurred, and Secured Party shall have given notice to Trinity of its intent to exercise its rights pursuant to Section 5(b), Trinity shall be permitted (i) to receive all dividends paid on the Shares, and (ii) to exercise all voting and corporate rights with respect to the Shares; provided, however, (A) that Trinity shall not exercise any voting or consensual rights with respect to the commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to CBL or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of CBL or any substantial part of its property; (B) that Trinity shall not amend or approve any material amendment to or modification, alteration or repeal of the Articles or Certificate of Incorporation or By-Laws of CBL without obtaining the prior written consent of the Secured Party ; and (C) that Trinity shall not increase the number of directors or modify in any way the composition of the board of directors of CBL as same exists as of the date hereof without obtaining the prior written consent of the Secured Party. Upon the occurrence and during the continuance of an Event of Default, all rights of Trinity to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and to receive the dividend payments which it would otherwise be authorized to receive and retain shall cease and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as collateral such dividend payments. Trinity agrees that it will not (a) sell, transfer, hypothecate or otherwise dispose of, or grant any option or right with respect to, any of the Shares without the prior written consent of Secured Party which consent shall not be unreasonably withheld; or (b) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Shares, except for the security interest under this Agreement.
Upon fifteen-days notice to Trinity of the occurrence of an Event of Default (during which time Trinity may cure such Event of Default), Secured Party may, upon notice to Trinity, register in the stock transfer records all of the Shares in the name Lenders, but Secured Party shall have no duty to Trinity to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

Upon the payment in full of the Obligations, Secured Party shall deliver the Shares and any related stock powers to Trinity, this Agreement shall terminate, and Trinity, Secured Party, and CBL shall have no further rights and obligations hereunder

          6. Care of Collateral. CBL will keep in effect all material licenses, permits and franchises required by law or contract relating to CBL's business (if applicable), property, or the Collateral; maintain insurance on the Collateral; keep the Collateral in good repair and be responsible for any loss or damage to it; at all times warrant and defend CBL's ownership and possession of the Collateral; keep the Collateral free from all liens, claims, encumbrances and security interests, other than Permitted Liens; pay when due all taxes, license fees, and other charges upon the Collateral or upon CBL's business, property or the income therefrom; not enter into any agreement (including any license or royalty agreement) pertaining to any of its intellectual property, including patents, copyrights, trademarks, service marks and trade names, except for non-exclusive licenses in the ordinary course of business; immediately notify Secured Party if CBL holds or acquires (i) any commercial tort claims, (ii) any chattel paper, including any interest in any electronic chattel paper, or (iii) any letter-of-credit rights; and not misuse, conceal or in any way use or dispose of the Collateral unlawfully or contrary to the provisions of this Security Agreement or of any insurance coverage in any material respect. Loss of, damage to, or uncollectability of the Collateral or any part thereof will not release CBL from any of its obligations hereunder.

          7. Default. Each of the following shall constitute an event of default ("Event of Default") under this Security Agreement:

               (a) Default in Payment. If CBL fails to make any payment due and payable under the terms of the Notes and/or the Shareholder Loans, and such payment shall not have been made within ten (10) days of CBL receipt of Secured Party's written notice to CBL of such failure to pay;

               (b) Representations and Warranties. If any of the representations and warranties made by CBL or Trinity herein or in the Notes shall be false or misleading in any material respect when made;

               (c) Covenants. If CBL or Trinity shall be in material default under any of the terms, covenants, conditions, or obligations of this Security Agreement and such default shall not have been cured within thirty (30) days of CBL's or Trinity's receipt of Secured Party's written notice of default;

               (d) Impairment to Lien. If at any time the Collateral or the Shares may be impaired by any lien, encumbrance or other defect other than the Permitted Liens, and such lien, encumbrance or defect shall not have been removed within thirty (30) days of CBL's or Trinity's receipt of Secured Party's written notice thereof;

               (e) Inconsistent Transfer. If at any time CBL transfers an interest in any of the Collateral or Trinity transfers an interest in the Shares contrary to the provisions hereof without the prior written consent of Lenders other than in the ordinary course of business (as to the Collateral), and such interest in the Collateral or the Shares shall not have been retransferred or restored within thirty (30) days of CBL's or Trinity's receipt of Secured Party's written notice thereof;

               (f) Voluntary Bankruptcy or Insolvency Proceedings. If CBL or Trinity shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of any of its creditors, (iii) be dissolved or liquidated in full or in part, suspends its normal business operations or otherwise fails to continue to operate its business in the ordinary course, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or
(v) take any action for the purpose of effecting any of the foregoing; or

               (g) Involuntary Bankruptcy or Insolvency Proceedings. If proceedings for the appointment of a receiver, trustee, liquidator or custodian of CBL or Trinity, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to CBL or Trinity or the debts of either of them under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced, and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

               (h)  Acquirer Indemnification.     If CBL breaches its
obligations under Section 11 of the Agreement and Plan of Reorganization, or Section 12 of either of the Purchase Agreements.

               (i) Australian Security Agreements. If either of CBL-AU or ACN-AU breaches its obligations under the Australian Security Agreements.

Waiver of any Event of Default will not constitute a waiver of any other or subsequent Event of Default.

          8. Remedies. Upon the occurrence of an Event of Default and during the continuance of any such default at any time thereafter, Secured Party shall, by written notice to CBL, be entitled to accelerate all unpaid Obligations. Secured Party will have the remedies of a secured party under the UCC or other applicable law, including internal laws of Australia. Secured Party shall give CBL and Trinity such notice of any private or public sales as may be required by the UCC or other applicable law.
Secured Party and each Lender shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral and/or the Shares so sold, free of any right or equity of redemption, which right or equity of redemption CBL and Trinity each hereby releases, to the extent permitted by law. For the purpose of enabling Secured Party to exercise its rights and remedies under this Section 7 or otherwise in connection with this Agreement, CBL hereby grants to Secured Party an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to CBL) to use, license or sublicense any intellectual property Collateral after an Event of Default.

          9. Collateral Costs and Expenses. CBL agrees to pay on demand all reasonable costs and expenses of Secured Party and each Lender, and the reasonable fees and disbursements of counsel, in connection with the enforcement of any rights or interests under this Agreement, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral. Any amounts payable to Secured Party and the Lenders under this Section 9 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the default rate of interest set forth in the Notes.

          10.  Shares Costs and Expenses.   Trinity agrees to pay on demand
all reasonable costs and expenses of Secured Party and each Lender, and the reasonable fees and disbursements of counsel, in connection with the enforcement of any rights or interests under this Agreement with respect to the Shares, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Shares, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Shares. Any amounts payable to Secured Party and the Lenders under this Section 10 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the default rate of interest set forth in the Notes.

          11. General. The waiver by Secured Party of any breach of any provision of this Security Agreement or warranty or representation herein set forth will not be construed as a waiver of any subsequent breach. The failure to exercise any right hereunder by Secured Party will not operate as a waiver of such right. All rights and remedies herein provided are cumulative. Neither Trinity nor CBL may assign its rights or delegate its duties hereunder without Secured Party's written consent. This Security Agreement may not be altered or amended except by a writing signed by all the parties hereto. This Security Agreement shall be governed by, and construed in accordance with, the law of the State of Utah, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than Utah. Any provision hereof found to be invalid will not invalidate the remainder. All words used herein will be construed to be of such gender and number as the circumstances require. This Security Agreement binds Trinity, CBL, its successors and assigns, and inures to the benefit of Secured Party and the Lenders, and their successors and assigns. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          12. Notices. All notices or other communications hereunder shall be in writing (including by facsimile transmission or by email) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses, facsimile numbers or email addresses set forth below their names on the signature pages hereof, or at or to such other address, facsimile number or email address as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be deemed to be delivered when a record (within the meaning of the UCC) has been (i) delivered by hand; (ii) sent by mail upon the earlier of the date of receipt or five business days after deposit in the mail, first class (or air mail as to communications sent to or from the United States); (iii) sent by facsimile transmission; or (iv) sent by email.
                                     8
          13.  Termination.   This Security Agreement shall automatically
terminate upon the later of (i) one year from the date of this Agreement and (ii) full satisfaction of the Company's obligations under the Notes and the Shareholder Loans.





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                                     9

          IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.


                    TRINITY:            TRINITY COMPANIES, INC.,
                                        a Utah corporation

                                        By:______________________________
                                        Name:____________________________
                                        Its:_____________________________



                    CBL:                CBL ACQUISITION CORP.,
                                        a Utah corporation


                                        By:______________________________
                                        Name:____________________________
                                        Its:_____________________________




                    SECURED PARTY:      Robert Stephen Scammell, as
                                        collateral agent for the Lenders


                                        _________________________________

                                 EXHIBIT A
                              PERMITTED LIENS

(i) statutory liens for taxes to the extent that the payment thereof is not in arrears or otherwise due;

(ii) encumbrances in the nature of zoning restrictions, easements, rights or restrictions on the use of property if the same do not impair its use in the conduct of the business of the CBL and its subsidiaries as currently conducted and as currently proposed to be conducted;

(iii) statutory or common law liens to secure landlords, lessors or renters under leases or rental agreements confined to the premises rented to the extent that no payment or performance under any such lease or rental agreement is in arrears or is otherwise due;

(iv) deposits or pledges made in connection with, or to secure payment of, worker's compensation, unemployment insurance, old age pension programs mandated under applicable Legal Requirements or other social security;

(v) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialmen, statutory or common law liens to secure claims for labor, materials, equipment or supplies and other like liens, which secure obligations to the extent that payment thereof is not in arrears or otherwise due;

(vi) liens incurred in connection with surety bonds, bids, performance bonds and similar obligations for sums not overdue or being contested in good faith by appropriate proceedings;

(vii) liens arising in connection with capital leases (and attaching only to the property being leased), liens existing on property at the time of the acquisition thereof by CBL (and not created in contemplation of such acquisition) and liens that constitute purchase money security interests on any property securing debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such lien attaches to such property within 60 days of the acquisition thereof and attaches solely to the property so acquired; and

(viii) attachments, appeal bonds, judgments and other similar liens arising in connection with court proceedings, provided the execution or other enforcement of such liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings.

(ix) Liens securing indebtedness held by a creditor that has agreed to subordinate its (i) right to repayment, (ii) priority of liens securing such indebtedness, and (iii) right to enforce remedies against CBL following default to the liens of Lenders and the prior payment of the Obligations to Lenders pursuant to a written subordination agreement approved by Lenders, which approval shall not be unreasonably withheld.


                                     11